                                                                   EXHIBIT 10.54

                                                                  EXECUTION COPY
                                                                  --------- ----


                                    GUARANTY
                                    --------



             GUARANTY dated as of August 1, 1998, by Edison Mission Energy, a California corporation ("Guarantor"), in favor of Pennsylvania Electric Company, a Pennsylvania corporation, NGE Generation,
        Inc., a New York corporation, and New York State Electric & Gas Corporation, a New York corporation (collectively, "Sellers").

             WHEREAS, Mission Energy Westside, Inc., a California corporation and a direct wholly-owned subsidiary of Guarantor ("Buyer"), has entered into an Asset Purchase Agreement dated as of August 1, 1998 (the "Agreement"), pursuant to which Buyer has agreed to purchase and Sellers have agreed to sell Sellers' interests in certain electric generating assets, as more particularly set forth in the Agreement; and

             WHEREAS, in order to induce the Sellers to enter into the Agreement, the Guarantor has agreed to execute and deliver this Guaranty; and

             WHEREAS, the Guarantor will benefit from the transactions contemplated by the Agreement.


             NOW, THEREFORE, the Guarantor agrees as follows:


             Section  1.   Definitions.   Capitalized  terms  used  herein shall
                           ------------
        have the meanings assigned to them herein or, if not defined herein, then such terms shall have the meanings assigned to them in the Agreement.

             Section   2.     Guaranty.   Guarantor   hereby   absolutely,
                              ---------
        unconditionally and irrevocably guarantees the full and prompt performance and payment when due of all covenants, promises,
        agreements,    obligations,    indemnifications,    undertakings,
        representations and warranties of Buyer in the Agreement (all of such covenants, promises, agreements, undertakings, obligations, indemnifications, representations and warranties, as they may be limited by Section 10.4 of the Agreement, collectively, the "Guaranteed Obligations") when the same become due, whether at maturity, by declaration, demand, or otherwise, and agrees to reimburse
        Sellers   for   all   expenses,   including   reasonable attorneys'
        fees, of enforcing their rights under this Guaranty. The liability of Guarantor under this Guaranty is a guaranty of performance and payment and not of collection.



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     Section 3. Guaranty Absolute. Guarantor guarantees that the Guaranteed
                -----------------
Obligations will be paid or performed strictly in accordance with the terms of the Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Sellers with respect thereto. The obligations of the Guarantor
under   this   Guaranty   are   independent   of   the   Guaranteed Obligations,
and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any actions are brought against Buyer. The liability of Guarantor under this Guaranty shall to the fullest extent permitted by law be absolute, unconditional and irrevocable, and unaffected by:


        (a) the occurrence or continuance of any event of bankruptcy, reorganization or insolvency with respect to Buyer;



        (b) any amendment, supplement, reformation or other modification of the Agreement;



        (c) the exercise, non-exercise or delay in exercising, by Sellers or any other Person, of any of their rights under this Guaranty or the Agreement;



        (d) any change in time, manner or place of payment of, or in any other terms of, all or any of the Guaranteed Obligations or any other amendment or waiver of, or any consent to departure from, the Agreement or any other agreement, document or instrument relating thereto;



        (e) any permitted assignment or other transfer of the Agreement in whole or in part;



        (f) any change in ownership or control of Sellers, Guarantor or Buyer;



        (g) any sale, transfer or other disposition by Guarantor of any direct or indirect interest it may have in Buyer; or

        (h) the absence of any notice to, or knowledge by, Guarantor of the existence or occurrence of any of the matters or events set forth in the foregoing clauses.



     Section 4.  Waivers.
                 -------


     (a) Guarantor hereby irrevocably, unconditionally and expressly waives, and agrees that it shall not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by Guarantor of its



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obligations  under,  or  the  enforcement  by  Sellers  of,  this Guaranty;


      (b)  Guarantor   hereby   irrevocably,   unconditionally   and expressly
waives all notices, diligence, presentment and demand of every kind and any requirement that Sellers protect, secure or perfect any security interest or exhaust any right or first proceed against the Buyer or any other person or entity;



     (c) Until payment and satisfaction in full of all Guaranteed Obligations, to the extent permitted by applicable law, Guarantor irrevocably, unconditionally and expressly waives any right it may have to bring a case or proceeding against Buyer by reason of its performance under this Guaranty or with respect to any other obligation of Buyer to Guarantor, under any state or federal bankruptcy, insolvency, reorganization, moratorium or
similar laws for the relief of debtors.   Guarantor irrevocably waives,  to  the
fullest extent permitted by law and for the benefit of, and as a separate undertaking with the Seller, any defense to the performance of this Guaranty that may be available to Guarantor as a consequence of this Guaranty's being rejected or otherwise not assumed by Buyer or any trustee or similar official for Buyer or for any substantial part of the property of Buyer, or as a consequence of this Guaranty's being otherwise terminated or modified, in
any  bankruptcy  or   insolvency proceeding, whether such rejection, non-
assumption, termination or  modification  shall  have  been  by  reason  of this  Guaranty's being held to be an executory contract or by reason of any
other circumstance.   If, notwithstanding the foregoing, this Guaranty shall  be rejected or otherwise not assumed, or terminated or modified, Guarantor agrees, to the fullest extent permitted by law, for the benefit of, and as a separate undertaking with the Sellers, that Guarantor will be unconditionally liable to pay to Sellers an amount equal to each payment that would otherwise be payable by Guarantor under or in connection with this Guaranty if this Guaranty were not so rejected or otherwise not assumed or terminated or modified. In addition, if in any such proceeding any amount previously paid to Sellers is returned to the court or Buyer, Guarantor's liability hereunder shall be reinstated to such amount.



     Section 5.   Subrogation.   Guarantor will not exercise any rights  which
                  ------------
it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid and performed in full. If any amount shall be paid to Guarantor on account of such subrogation rights at any time prior to the payment and performance in full of the Guaranteed Obligations and all other amounts payable under this Guaranty, such amount shall be held in trust for the benefit of the Sellers and shall forthwith be paid to the Sellers to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Agreement.


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

     Section  6.    Representations  and  Warranties.    Guarantor hereby
                    --------------------------------
represents and warrants as follows:

      (a)   Due  Organization.   Guarantor is a corporation duly incorporated
            ------------------
and validly existing under the laws of the State of California.



      (b)   Power  and  Authority.   Guarantor  has  full  corporate power,
            ----------------------
authority and legal right to execute and deliver this Guaranty and to perform its obligations hereunder.



      (c)    Due  Authorization.    This  Guaranty  has  been  duly authorized,
             -------------------
executed and delivered by Guarantor.



      (d)  Enforceability.   This Guaranty constitutes the legal, valid  and
           ---------------
binding obligation of Guarantor enforceable against Guarantor in accordance with its terms.



      (e)  No Conflicts.  The execution and delivery by Guarantor of  this
           ------------
Guaranty  and  the  performance  by  Guarantor  of  its obligations hereunder
will not (i) conflict with or result in any breach   of   any   provisions   of
Guarantor's   certificate   of incorporation  or  bylaws;  (ii)  conflict  with
or result in any reach of any provision of any law applicable to Guarantor or the transactions contemplated hereby; (iii) result in a breach of or constitute a default (or give rise to any right of termination, cancellation or
acceleration) under any of the terms, conditions or   provisions  of  any  note,
bond, mortgage, indenture, lease, agreement or other instrument or obligation to which Guarantor is a party or by which it or its assets or property are bound or (iv) require any consent, approval, permit or authorization of, or filing with or notification to, any governmental or regulatory authority.



     (f)  No Proceedings.  No action, suit or proceeding at law or  in  equity
          ---------------
or by or before any governmental authority or arbitral tribunal is now pending or, to the knowledge of Guarantor, threatened against Guarantor that reasonably could be expected to have a material adverse effect on Guarantor's ability to perform its obligations under this Guaranty.



     (g)  No Claims.  Guarantor's obligations under this Guaranty are not
          ----------
subject to any offsets or claims of any kind against Buyer, Sellers or any other Person.



     Section 7.   Continuing Guarantee.   Subject  to  Section  14 hereof, this
                  ---------------------
Guaranty is a continuing guaranty and shall remain in full force and effect until all Guaranteed Obligations have been performed or paid in full.

     Section 8.    Amendments;  Waivers;  Etc.    Neither  this instrument  nor
                   ---------------------------
any terms hereof may be changed, waived, discharged or terminated orally, but only by an instrument in



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writing signed by each Seller and Guarantor.  No delay or failure by Sellers to exercise any remedy against Buyer or Guarantor will be construed as a waiver of that right or remedy. No failure on the part of Sellers to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other
or further exercise thereof or the exercise of any other right.   The  remedies
herein provided are cumulative and not exclusive of any remedies provided by any applicable law.


     Section 9.  Severability.  In the event that the provisions of this
                 -------------
Guaranty are claimed or held to be inconsistent with any other   instrument
evidencing   or   securing   the   Guaranteed Obligations, the terms of this
Guaranty shall remain fully valid and effective.   If any one or more of the
provisions of this Guaranty should be determined to be illegal or unenforceable, all other provisions shall remain effective.


     Section 10.  Assignment.
                  ----------


      (a)   Assignability.  Guarantor shall not have the right to assign any of
            --------------
Guarantor's rights or obligations or delegate any of  its  duties  under  this
Guaranty  without  the  prior  written consent  of  Sellers.   Guarantor  shall
remain liable under the Guaranty, notwithstanding assumption of this Guaranty by a successor or assign, unless and until released in writing from
its obligations hereunder by Sellers.   Each Seller may, at any time and from
time to time, assign, in whole or in part, the rights of such Seller hereunder to any Affiliate of such Seller, or to any Person to whom Seller has the right to assign its rights or obligations under and, pursuant to the terms of the Agreement, whereupon such assignee shall succeed to all rights of such Seller hereunder.



     (b)   Successors  and  Assigns.   Subject  to  Section  10(a) hereof, all
           ------------------------
of the terms of this Guaranty shall be binding upon and inure to the benefit of the parties hereof and their respective permitted successors and assigns.



     Section 11.  Address for All Notices.  All notices and other communications
                  -----------------------
provided for hereunder shall be given and effective in accordance with the notice requirements of the Agreement and if to Guarantor, at the following address:


                    Edison Mission Energy
                    18101 Von Karman Avenue
                    Suite 1700
                    Irvine, California  92612
                    Attention: James V. Iaco
                    Telephone: 949-798-7826
                    Facsimile: 949-757-4774


     Section 12.  Jurisdiction.  This Guaranty shall be governed by and
                  -------------
construed in accordance with the law of the State of New


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

 York, without regard to its principles of conflict of laws. Guarantor irrevocably agrees that any legal action or proceeding arising under, or relating to, this Guaranty shall be brought in any state or federal court located in the State of New York, New York City, Borough of Manhattan.
 The Guarantor irrevocably waives any objection that it may now have or in the future have to such jurisdiction as the proper forum and venue for any action or proceeding arising under, or relating to, this Guaranty.


      Section 13.  Entire Agreement.  This writing is the complete and
                   -----------------
 exclusive  statement  of  the  terms  of  this  Guaranty  and supersedes   all
 prior   oral   or   written   representations, understandings, and agreements
 between Sellers and Guarantor with respect to the subject matter hereof. Sellers and Guarantor agree that there are no conditions to the full effectiveness of this Guaranty.

      Section 14.  Termination.  This Guaranty shall terminate and be of no
                   ------------
 further force or effect on the later to occur of the following: (1) the occurrence under the Agreement of the Closing and (2) the date on which Buyer's Debt Ratings by each of Moody's and S&P shall be rated at least
 investment  grade.   As  used herein,  "Debt  Ratings"  means  the  ratings
 assigned by S&P and Moody's to Buyer's senior unsecured non-credit enhanced long term debt, "S&P" means Standard & Poor's Rating Group, a division of McGraw Hill, or any successor thereto, and "Moody's" means Moody's Investors Service, Inc., or any successor thereto.


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

      IN WITNESS WHEREOF, Guarantor has duly caused this Guaranty to be executed and delivered as of the date first written above.


                               EDISON MISSION ENERGY


                               By: /s/ James V. Iaco , Jr.
                                  -------------------------------
                               Name:
                                    -----------------------------
                               Title:
                                     ----------------------------





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